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                                                                   Exhibit 10.23

                  WARRANT AGREEMENT effective as of April 9, 1998 between Bionutrics, Inc., a Nevada corporation (the "Company"), and The Shemano Group, Inc. (hereinafter referred to variously as "Holder").

                              W I T N E S S E T H:

                  WHEREAS, Holder and the Company are parties to a certain investment banking agreement dated April 9, 1998 (the "Investment Agreement"); and

                  WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to issue Holder certain warrants to purchase shares of the Company's common stock, par value $.001 ("Common Stock") in consideration for and as part of Holder's compensation in connection with Holder's financial advisory services; and

                  NOW, THEREFORE, in consideration of the services to be provided pursuant to the Investment Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

                  1. Grant. Holder is hereby granted the right to purchase up to an aggregate of 100,000 shares of Common Stock ("Warrants") at the Exercise Price (as defined in Section 2), subject to adjustment as provided in Section 8, during the exercise period which, for purposes of the first 50,000 shares, shall be the period commencing on the date hereof and ending at 5:30 p.m. Eastern Standard Time three years thereafter and, for purposes of the second 50,000 shares, shall be the period commencing 180 days from the date hereof and ending at 5:30 p.m. Eastern Standard Time three years from the date hereof (the "Exercise Period").
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                  2. Exercise Price.

                     The term "Exercise Price" shall mean $4 per share of Common Stock as may be adjusted from time to time pursuant to Section 8.

                  3. Warrant Certificates. The warrant certificates delivered pursuant to this Warrant Agreement shall be in the form set forth in Exhibit A with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Warrant Agreement (the "Warrant Certificates").

                  4. Exercise of Warrant.

                     The Warrants are exercisable at the Exercise Price and payable to the Company at its executive offices located at 2425 East Camelback Road, Ste. 650, Phoenix, AZ 85016, attn: Chief Financial Officer (or such other officer as designated to Holder by the Company), by certified or official bank check in New York Clearing House funds or wire transfer. Upon surrender of a Warrant Certificate, submission of an executed Form of Election to Purchase in the form set forth in Exhibit B and payment of the Exercise Price, Holder shall be entitled to receive a certificate for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of Holder in whole or in part, but not as to fractional shares of the Common Stock underlying the Warrants or in increments of less than 1,000 shares of Common Stock underlying the Warrants.

                  5. Issuance of Certificates. Upon the exercise of Warrants the Company shall promptly issue to Holder a certificate for the shares of Common Stock underlying such Warrant Certificate. If Holder purchases less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof

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and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock. Subject to the terms and conditions of this Warrant Agreement, Holder shall be deemed the record holder of the shares of Common Stock on the date of exercise of the Warrant, irrespective of the date of delivery of the Common Stock certificate.

                  6. Restriction On Transfer of Warrants. Holder may not sell, assign, pledge, hypothecate or otherwise transfer any rights under a Warrant, except pursuant to the express written consent of the Company.

                  7.1 Registration Under the Securities Act of 1933. Neither the Warrants nor the shares of Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities or blue sky laws. Upon exercise of the Warrants, the Company may cause a legend in substantially the form set forth below to be placed on each certificate representing the shares of Common Stock issued.

                  The securities represented by this certificate have not been registered for public resale under the Securities Act of 1933, as amended ("Securities Act"), and may not be offered, transferred or sold except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities or blue sky laws, (ii) to the extent applicable, Rule 144 under the Securities Act (or any similar rule under the Securities Act relating to the disposition of securities) together with an opinion of counsel, if such opinion shall be reasonably satisfactory to issuer's counsel, that such transfer is permitted or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to issuer's counsel, that an exemption from registration under the Securities Act and any applicable state securities or blue sky laws is available.

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                  7.2 Registration Rights. The Company shall file a registration statement with respect to the shares of common stock underlying the Warrants' as soon as practicable, but in no event later than 60 days after a request by Holder, which request may only be made after such common stock closes on the Nasdaq Small Cap or other national exchange at or above the Exercise Price for five consecutive trading days or 12 such days within any consecutive 15-day trading period provided that the Company shall not be required to so file unless it is entitled to use of form S-3 or successor or like form authorizing incorporation by reference to the information called for by items 401-403 of Regulation S-K of the Securities Act. Following such filing, the Company shall use its best efforts to have the registration statement underlying the Warrants have been sold pursuant to the registration statement or pursuant to Rule 144 or
Section 4(2) of the Securities Act or (z) date on which the Company supplies to Holder an opinion of counsel, or the Holder receives an opinion of counsel reasonably satisfactory to the Company, that the shares underlying the Warrants may be sold by non-affiliates under the provisions of Rule 144 under the Securities Act (subject to volume and manner of sale restrictions).

                  Adjustments to Exercise and Number of Securities.

                  8.1 Recapitalization and Reclassifications. In case the Company shall at any time effect a recapitalization or reclassification of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof the number of shares of Common Stock which Holder shall be entitled to purchase upon exercise of the Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price shall be, in the case of an increase in the


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number of shares, proportionately decreased and, in the case of a decrease in the number of shares, proportionately increased.

                  8.2 Sale; Merger; Consolidation. In the case of a transfer or sale of all or substantially all the capital stock or assets of the Company or in the case of any consolidation or merger of the Company with another entity (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the transferee, purchaser or entity formed by or surviving a consolidation or merger, as the case may be, shall execute and deliver to Holder a supplemental warrant agreement providing Holder shall have the right during the Exercise Period to receive, upon exercise of a Warrant, the kind and amount of shares of stock and/or other securities receivable upon such transfer, sale, consolidation or merger, as the case may be, by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such transfer, sale, consolidation or merger, as the case may be. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 8.

                  8.3 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made if the amount of an adjustment is less than $.02 per share of Common Stock, provided that any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any such adjustment, shall amount to at least $.02 per share of Common Stock.

                  8.4 Dividends and Other Distributions. In the event the Company declares a dividend payable in shares of Common Stock, Holder shall be entitled to receive upon exercise of the Warrant, in addition to the number of shares of Common Stock as to which the Warrant is


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exercised, such additional shares of Common Stock as Holder would have received had the Warrant been exercised immediately prior to such record date for the dividend. In the event the Company declares a dividend other than a dividend of Common Stock, Holder shall thereafter be entitled to receive, in addition to the shares of Common Stock receivable upon the exercise thereof, upon the exercise of such Warrants, such non-Common Stock dividend as Holder would have received had the Warrant been exercised immediately prior to such record date for the dividend.

                  8.5 If, as a result of an adjustment made pursuant to this
Section 8, Holder shall upon exercise of the Warrants become entitled to receive securities or assets other than Common Stock then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such other securities or assets and thereafter the number of such other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 8.

                  9. Issuance of New Warrant Certificate. Upon receipt by the Company of evidence reasonably satisfactory to it of a loss, theft, destruction or mutilation of a Warrant Certificate, reimbursement by Holder to the Company of all incidental expenses and, in the case of loss, theft or destruction, receipt of indemnity or security from Holder reasonably satisfactory to it, or, in the case of mutilated, upon surrender and cancellation of the mutilated Warrant Certificate by Holder, the Company will make and deliver a new Warrant Certificate to Holder of like tenor in lieu thereof.

                  10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the


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Warrants. The Company shall have the option to make payment in cash in respect of any fractional shares or to round any fraction up to the nearest whole number of shares of Common Stock.

                  11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof.

                  12. Representations and Warranties.

                     (a) Holder represents and warrants to the Company that the Warrants are being acquired solely for Holder's own account, for investment, not for the interest of any other and are not being acquired with a view to or for resale, distribution, assignment, subdivision or fractionalization thereof, and Holder has no present plans to enter into any contract, undertaking, agreement or arrangement for such purpose.

                     (b) Holder represents and warrants to the Company that it is a "sophisticated investor," i.e., an entity with such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a prospective investment in the Warrants.

                  13. Notice to Warrant Holders. Nothing contained in this Warrant Agreement shall be construed as conferring upon Holder the right to vote, consent or receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

                  14. Notices. Any notice or demand pursuant to this Warrant Agreement shall be in writing and shall be deemed sufficiently given or made (i) upon personal delivery; (ii) the day


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following delivery to a reputable overnight courier, or (iii) three days following mailing by certified or registered mail, return receipt requested, postage prepaid, and addressed, until the other party is notified of another address, as follows:

                  If to the Company:

                  Bionutrics, Inc.
                  2425 East Camelback Road
                  Suite 650
                  Phoenix, AZ  85016
                  Attn:  Ronald Lane, Chief Executive Officer

                  with a copy to:

                  Friedman Siegelbaum LLP
                  399 Park Avenue
                  20th Floor
                  New York, New York  10022
                  Attn:  J. Robert Horton, Esq.

                  If to Holder:

                  The Shemano Group, Inc.
                  601 California Street
                  Suite 1850
                  San Francisco, California  94108
                  Attn: Gary J. Shemano

                  with a copy to:

                  Keesal, Young & Logan
                  Suite 1500
                  Four Embarcadero Center
                  San Francisco, California  94111
                  Attn:  Kelly Moynihan

                  15. Supplements and Amendments. Except as otherwise expressly provided herein, the provisions of this Warrant Agreement may be amended or waived at any time only by the written agreement of the parties hereto. Any waiver, permit, consent or approval of kind or


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character on the part of each Company or Holder of any provisions or conditions of this Warrant Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

                  16. Successors. All the covenants and provisions of this Warrant Agreement shall be binding upon and inure to the benefit of the Company, Holder and its respective successors and permitted assigns hereunder.

                  17. Governing Law; Submission to Jurisdiction. (a) This Warrant Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all the purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

                     (b) Arbitration. This Warrant Agreement and all controversies that may arise between Holder and the Company hereunder shall be determined by arbitration. The parties understand that

                     (i) arbitration is final and binding on the parties;

                     (ii) the parties waive their right to seek remedies in court, including the right to a jury trial;

                     (iv) pre-arbitration discovery is generally more limited than and different from court proceedings;

                     (v) the arbitrator's award is not required to include factual findings or legal reasoning and each party's right to appeal or to seek modifications or rulings by the arbitrators is strictly limited; and

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                     (vi) the panel of arbitrators typically includes a minority or arbitrators who were or are affiliated with the securities industry.

                  18. Entire Agreement; Modification. This Warrant Agreement contains the entire understanding between the parties with respect to the subject matter hereof and may not be modified or amended except by both parties.

                  19. Severability. If any provision of this Warrant Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof.

                  20. Captions. The caption headings of the Sections of this Warrant Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Warrant Agreement and shall be given no substantive effect.

                  21. Benefits of this Warrant Agreement. Nothing in this Warrant Agreement shall be construed to give to any person or entity other than the Company and Holder any legal or equitable right, remedy or claim hereunder; and this Warrant Agreement shall be for the sole and exclusive benefit of the Company and Holder.

                  22. Counterparts. This Warrant Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Warrant
Agreement to be duly executed, as of the day and year first above written.

                                      BIONUTRICS, INC.

                                      By:  /s/Ronald H. Lane
                                           ------------------------------------
                                           Name:  Ronald H. Lane
                                           Title:    President

                                      THE SHEMANO GROUP, INC.

                                      By:  /s/Gary J. Shemano
                                           ------------------------------------
                                            Name:  Gary J. Shemano
                                            Title:    President


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THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF STOCK ISSUABLE
UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), FOR PUBLIC RESALE AND MAY NOT BE OFFERED, TRANSFERRED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) TOGETHER WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER'S COUNSEL THAT SUCH TRANSFER IS PERMITTED OR (iii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER'S COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS IS AVAILABLE.

THE EXERCISE, TRANSFER AND EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE WARRANT AGREEMENT BETWEEN BIONUTRICS, INC. AND THE SHEMANO GROUP, INC.

50,000 Warrants

                               WARRANT CERTIFICATE

                  This Warrant Certificate certifies that Gary J. Shemano, c/o The Shemano Group, 601 California Street, #1850, San Francisco, CA 94108, Social Security # ###-##-####, is the registered holder of 50,000 Warrants to purchase, at any time from the date hereof, until 5:30 p.m. Eastern Standard Time on April 9, 2001 ("Expiration Date"), up to 50,000 fully-paid and non-assessable shares of common stock, par value $.001 per share ("Common Stock"), of Bionutrics, Inc. (the "Company") at an exercise price of $4 per share of Common Stock ("Exercise Price"), upon surrender of this Warrant Certificate and payment of the Exercise Price to the Company and subject to the warrant agreement dated April 9, 1998 between the Company and The Shemano Group, Inc. (the "Warrant Agreement").

                  At 5:31 p.m. Eastern Standard Time on the Expiration Date all Warrants evidenced hereby, unless exercised prior thereto, shall be void.

                  The Warrant Agreement is hereby incorporated by reference and made a part of this Warrant Certificate and is hereby referred to for a description of the rights, obligations, duties and restrictions of the Company and holder of the Warrants.
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                  IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be duly executed as of this 27th day of April, 1999.

                                     Bionutrics, Inc.

                                     By:  /s/Ronald H. Lane
                                          -------------------------------------
                                             Ronald H. Lane
                                             President

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THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF STOCK ISSUABLE
UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), FOR PUBLIC RESALE AND MAY NOT BE OFFERED, TRANSFERRED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) TOGETHER WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER'S COUNSEL THAT SUCH TRANSFER IS PERMITTED OR (iii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER'S COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS IS AVAILABLE.

THE EXERCISE, TRANSFER AND EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE WARRANT AGREEMENT BETWEEN BIONUTRICS, INC. AND THE SHEMANO GROUP, INC.

25,000 Warrants

                               WARRANT CERTIFICATE

                  This Warrant Certificate certifies that Mart Bailey, c/o The Shemano Group, 601 California Street, #1850, San Francisco, CA 94108, Social Security ####-##-#### is the registered holder of 25,000 Warrants to purchase, at any time from the date hereof, until 5:30 p.m. Eastern Standard Time on April 9, 2001 ("Expiration Date"), up to 25,000 fully-paid and non-assessable shares of common stock, par value $.001 per share ("Common Stock"), of Bionutrics, Inc. (the "Company") at an exercise price of $4 per share of Common Stock ("Exercise Price"), upon surrender of this Warrant Certificate and payment of the Exercise Price to the Company and subject to the warrant agreement dated April 9, 1998 between the Company and The Shemano Group, Inc. (the "Warrant Agreement").

                  At 5:31 p.m. Eastern Standard Time on the Expiration Date all Warrants evidenced hereby, unless exercised prior thereto, shall be void.

                  The Warrant Agreement is hereby incorporated by reference and made a part of this Warrant Certificate and is hereby referred to for a description of the rights, obligations, duties and restrictions of the Company and holder of the Warrants.
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                  IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be duly executed as of this 27th day of April, 1999.

                                       BIONUTRICS, INC.

                                       By:  /s/Ronald H. Lane
                                            -----------------------------------
                                            Ronald H. Lane
                                            President

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THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF STOCK ISSUABLE
UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), FOR PUBLIC RESALE AND MAY NOT BE OFFERED, TRANSFERRED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS,
(ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) TOGETHER WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER'S COUNSEL THAT SUCH TRANSFER IS PERMITTED OR (iii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER'S COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS IS AVAILABLE.

THE EXERCISE, TRANSFER AND EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE WARRANT AGREEMENT BETWEEN BIONUTRICS, INC. AND THE SHEMANO GROUP, INC.

25,000 Warrants

                               WARRANT CERTIFICATE

                  This Warrant Certificate certifies that Michael R. Jacks, c/o The Shemano Group, 601 California Street, #1850, San Francisco, CA 94108, Social Security ####-##-#### is the registered holder of 25,000 Warrants to purchase, at any time from the date hereof, until 5:30 p.m. Eastern Standard Time on April 9, 2001 ("Expiration Date"), up to 25,000 fully-paid and non-assessable shares of common stock, par value $.001 per share ("Common Stock"), of Bionutrics, Inc. (the "Company") at an exercise price of $4 per share of Common Stock ("Exercise Price"), upon surrender of this Warrant Certificate and payment of the Exercise Price to the Company and subject to the warrant agreement dated April 9, 1998 between the Company and The Shemano Group, Inc. (the "Warrant Agreement").

                  At 5:31 p.m. Eastern Standard Time on the Expiration Date all Warrants evidenced hereby, unless exercised prior thereto, shall be void.

                  The Warrant Agreement is hereby incorporated by reference and made a part of this Warrant Certificate and is hereby referred to for a description of the rights, obligations, duties and restrictions of the Company and holder of the Warrants.
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                  IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be duly executed as of this 27th day of April, 1999.

                                           BIONUTRICS, INC.

                                           By:   /s/Ronald H. Lane
                                                 ------------------------------
                                                  Ronald H. Lane
                                                  President

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